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                                                                    Exhibit 99.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Vicki L. Avril, Senior Vice President and Chief Financial Officer of Wallace Computer Services, Inc (the "Company"), do hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

        (c) the Annual Report on Form 10-K of the Company for the fiscal year ended July 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
        (d) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 23, 2002

/s/ Vicki L. Avril
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Vicki L. Avril
Senior Vice President and Chief Financial Officer